Pruco Life Insurance Company                                                  Sun-Jin Moon
Vice President and Assistant Secretary
Law Department

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992
(973) 802-9496 fax: (973) 802-9560

May 3, 2012

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:  Pruco Life Variable Universal Account (File No. 811-5826)

Dear Commissioners:

On behalf of Pruco Life Insurance Company and the Pruco Life Variable Universal Account (the “Account”), we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”), that the Account’s annual report for the period ending December 31, 2011 has been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

This filing is being made as an addendum to the previously filed N-30B-2 filing for the Account, filed 3/15/2012 (Accession No. 0000741313-12-000047), whereby certain underlying funds were inadvertently omitted from the listed funds.  The annual reports for these omitted underlying funds were mailed in a timely manner in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following annual reports for the underlying funds:

1.	Filer/Entity: Northern Lights Variable Trust
Registration No.:                  811-21853
CIK No.:                                 0001352621
Accession No.:                     0000910472-12-000754
Date of Filing:                       03/12/12

2.	Filer/Entity: Northern Lights Variable Trust
Registration No.:                  811-21853
CIK No.:                                0001352621
Accession No.:                    0000910472-12-000756
Date of Filing:                       03/12/12

If you have any questions regarding this filing, please contact me at (973) 802-9496.

       Sincerely,

 /s/ Sun-Jin Moon
Sun-Jin Moon

VIA EDGAR